UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

MSC.SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8722	95-2239450
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 MacArthur Place Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

(714) 540-8900

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2008, the Compensation Committee of the Board of Directors of MSC.Software Corporation (the “Company”) established the following performance criteria for 2008 bonuses, which will be paid in 2009, for all officers (including certain named executives) and other eligible employees, based on a percentage of the individual’s base salary: achievement of (i) certain Company metrics relative to revenue and adjusted operating earnings (AOE) targets; (ii) certain departmental objectives; and (iii) individual performance objectives. Funding for the bonus opportunity will be weighted equally between Company revenue and AOE. The Compensation Committee, in its discretion, will determine achievement of criteria. The following named executives are eligible for this bonus opportunity: Glenn R. Wienkoop, President and COO; John A. Mongelluzzo, Executive Vice President, Business Administration, Legal Affairs and Secretary; Sam M. Auriemma, Executive Vice President, CFO; and Calvin R. Gorrell, Senior Vice President, Human Resources. The bonus opportunity for each named executive has not yet been determined, and may not be until early 2009 when the Company’s audited financials statements for 2008 are available.

On February 27, 2008, the Governance and Nominating Committee of the Board of Directors of MSC.Software Corporation (the “Company”) decided not to nominate George N. Riordan for re-election as a Director when his current term expires at the Company’s annual meeting of stockholders on May 28, 2008. Mr. Riordan, 74, will continue to serve as a Director and as a member of the Compensation Committee and the Governance and Nominating Committee for the remainder of his current term. This decision is not attributable to any disagreement between Mr. Riordan and the Company on any matter relating to the Company’s operations, policies or practices.

Item 8.01	Other Events

Effective February 26, 2008, the Governance and Nominating Committee of the Board of Directors of the Company modified the Company’s director compensation as follows: (i) increased the board meeting attendance fee for each outside director to $4,500.00 from $3,500.00; and (ii) increased committee meeting attendance fees for outside directors to $2,000.00 from $1,750.00.

The Company has determined that its filer status has changed from a Large Accelerated Filer to an Accelerated Filer in accordance with Rule 12b-2 of the Exchange Act (the “Exchange Act”) and will make its filings by the deadlines established for Accelerated Filers under the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSC.SOFTWARE CORPORATION (Registrant)

Date: February 29, 2008	By:	/s/ John A. Mongelluzzo
John A. Mongelluzzo Executive Vice President, Business Administration, Legal Affairs and Secretary

3